Exhibit 99.1
Brightpoint The Global Leader Providing Unique Supply Chain Solutions to the Wireless Industry NASDAQ-GS Ticker: CELL

Forward-Looking Statements This presentation may contain information that includes or is based upon “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on our management’s current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding the demand for wireless handsets, our ability to grow faster than the market, our ability to achieve efficiencies and our financial performance. No forward-looking statement can be guaranteed and actual results may differ materially from those projected undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this presentation should be evaluated together with the many uncertainties that affect Brightpoint’s Risk Factors in Item 1A -K for the year ended December 31,of Brightpoint’s 2009, and in any Risk Factors or cautionary statements contained in our periodic reports on Form 10-Q or current reports on Form 8-K, which we hereby incorporate by reference. 1

Brightpoint, Inc. Founded in 1989 and initial public offering in 1994 In 2009, Brightpoint handled 84 million devices (actual product value over $10 billion) In Q2 2010, Brightpoint handled 22.3 million devices (actual product value approximately $3 billion) World’s #1 provider of unique and the wireless industry Global platform — operations in 25 countries serving the Americas, EMEA, and APAC Customer base exceeds 100,000 points of sale Financially sound strong balance sheet ample liquidity 2

Investment Considerations Leading provider of unique and innovative supply chain solutions to the wireless technology industry Approximately 80% of the wireless devices handled non-Brightpoint owned Wireless industry provides significant growth opportunities fueled by replacement cycle Long-term growth prospects and track record of outpacing the industry Positioned to benefit from smartphone adoption Global scale drives operating leverage Breadth and value of services expanding through continued focus on innovation Strong balance sheet enables growth and expansion 3

Brightpoint Locations FINLAND NORWAY SWEDEN DENMARK UNITED KINGDOM NETHERLANDS BELGIUM GERMANY SWITZERLAND SLOVAKIA AUSTRIA UNITED STATES PORTUGAL SPAIN LATIN AMERICA (MIAMI) UAE HONG KONG INDIA PUERTO RICO GUATEMALA EL SALVADOR COLOMBIA SINGAPORE SOUTH AFRICA AUSTRALIA NEW ZEALAND Operations in 25 countries Over 50 markets served Approximately 2,700 employees worldwide 4

Growing Faster Brightpoint Handsets Handled Global Industry Handset Sell-In ** CAGR = 24% CAGR = 11% Millions Millions 1,261 ~100 1,178 1,150 1,146 84 82 82 975 662 55 800 672 53 42 27 45 599 04 05 06 07 08 09 10 — Est 04 05 06 07 08 09 10 — Est Actual Outlook Actual Estimate * Brightpoint restructured operations during 2008 and 2009 ** Source: Strategy Analytics 5

Wireless Market Drivers Wireless Device replacement cycle accelerating Accounts for approximately 65% of global shipments Strong subscriber growth in emerging markets Smartphone driving Market Share, ASPs & Margins Estimated at 18-20% of global units in 2010 versus 15-17% in 2009 Smartphones increasingly replacing digital music players among consumers Internet mobility driving demand for smartphones Multimedia and new advanced networks (3G) driving new product & demand Email / Video / Internet Search Compelling services over fast 3G networks will fuel end-user demand By 2011, 20-25% of all phones will be smartphones 6

Q2 2010 Smartphone Mix Smartphone Standard/Feature phone Americas Asia-Pacific EMEA Brightpoint, Inc. Industry* 23% 19% 37% 38% 27% 63% 77% 62% 73% 81% Mix of smartphones Higher mix of smartphones handled in Americas in Asia-Pacific and EMEA region is lower due to regions due to ramp up of prepaid and fixed fee recently announced logistic services as these distribution agreements programs do not have with major wireless device significant smartphone manufacturers. penetration. * Source: Strategy Analytics 7

Our Business“is the last mile in the wireless supply chain.” 8

Unique and Innovative Supply Chain Solutions (Distribution) 9

Brightpoint Customers and Manufacturing Partners Over 30,000 B2B customers with more than 100,000 points of sale 10

Android Proliferation 11

Brightpoint Growth Strategy Expanding Optimizing the Product & Existing Global Geographic Service Business Expansion Offerings Greenfield or Acquisition Focus on Converged Devices Utilizing Scale to Gain Efficiencies 12

Investment Considerations Leading provider of unique and innovative supply chain solutions to the wireless technology industry 80% of the wireless devices handled non-Brightpoint owned Wireless industry provides significant growth opportunities fueled by replacement cycle Long-term growth prospects and track record of outpacing the industry Positioned to benefit from smartphone adoption Global scale drives operating leverage Breadth and value of services expanding through continued focus on innovation Strong balance sheet enables growth and expansion 13

Q2 2010 Financial Appendix

Q2 2010 Financial Summary (Amounts in millions, except per share data) Q2 10 Q1 10 Q2 09 Wireless devices handled 22.3 22.5 18.8 Revenue1 $788.6 $795.3 $707.7 Gross Margin1 9.0% 9.1% 8.5% As-adjusted (Non-GAAP) 2 SG&A $51.3 $53.4 $47.1 Operating Margin 2.5% 2.3% 1.8% Income from Cont. Ops. Per Share $0.16 $0.15 $0.11 EBITDA (non-GAAP) $16.8 $17.0 $12.4 Return on Invested Capital (non-GAAP) 11% 10% 5% Return on Tangible Capital (non-GAAP) 41% 37% 26% Liquidity 3 $332.3 $338.9 $420.6 Cash conversion cycle (days) 12 11 11 1 — A change in presentation of Prepaid Airtime in the fourth quarter 2009 caused revenue to be reported as net from that time forward. If Q2 2009 had been reported net both revenue and cost of sales would have been approximately $19.6 million lower and gross margin approximately 0.2% higher. 2 As-adjusted earnings per share (non-GAAP) excludes stock based compensation, amortization, impairment of long-lived assets and restructuring. Refer to slides 19 and 20 for reconciliations of Non-GAAP operating margin and earnings per share to their most comparable GAAP measures for all periods presented. 3 Liquidity is equal to unrestricted cash plus unused borrowing availability. 15

Growth of Logistic Services (Non-owned) Units Handled Logistic Services (Non-Owned) Distribution (Owned Q2 2007 Q2 2008 Q2 2009 Q2 2010 21% 20% 28% 31% 72% 69% 79% 80% Acquisition of Increase in logistic Growth of units Dangaard in mid-2007 services (non-owned) due handled through increased distribution to an increase in demand logistic services of 20% (owned) handset mix in for prepaid wireless (non-owned) (3.0 Q2 2008 when subscriptions in the million units) was compared to Q2 2007 Americas as well as greater than growth of weaker economic distribution (owned) conditions for distribution units of 14% (0.5 million (owned) market units) in Q2 10 when compared to Q2 09 16

Operations Summary (Amounts in millions, except per share data) Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Wireless Devices Handled 20 21 19 19 22 24 23 22 Revenue1 $1,147 $939 $689 $708 $866 $905 $795 $789 Gross Margin1 7.2% 7.9% 8.8% 8.5% 8.4% 9.0% 9.1% 9.0% As-adjusted (Non-GAAP) 2 SG&A $57 $55 $49 $47 $52 $54 $53 $51 Operating Margin 2.2% 2.1% 1.7% 1.8% 2.5% 3.0% 2.3% 2.5% Income from Cont. Ops. Per Share $0.16 $0.13 $0.06 $0.11 $0.17 $0.22 $0.15 $0.16 EBITDA (non-GAAP) $24 $14 $7 $12 $17 $32 $17 $17 ROIC from Operations (non-GAAP) 5% 4% 5% 5% 6% 9% 10% 11% ROTC from Operations (non-GAAP) 25% 21% 22% 26% 27% 33% 37% 41% Liquidity 3 $455 $401 $398 $421 $423 $426 $339 $332 Cash Conversion Cycle (days) 11 18 15 11 9 6 11 12 1 — A change in presentation of Prepaid Airtime in the fourth quarter 2009 caused revenue to be reported as net from that time forward. If Q2 2009 had been reported net both revenue and cost of sales would have been approximately $19.6 million lower and gross margin approximately 0.2% higher. 2 As-adjusted earnings per share (non-GAAP) excludes stock based compensation, amortization, impairment of long-lived assets and restructuring. 3 Liquidity is equal to unrestricted cash plus unused borrowing availability. 17

Balance Sheet Summary (Amounts in millions) Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Cash $101 $57 $54 $77 $80 $81 $24 $18 A/R 544 500 347 353 352 383 328 310 Inventory 313 290 208 192 183 213 186 178 Other Current Assets 66 61 63 68 72 77 71 64 Total Current Assets $1,025 $908 $671 $691 $687 $754 $609 $570 Fixed Assets 57 56 55 57 58 82 80 80 Goodwill and Intangibles 508 159 152 154 154 150 141 130 Other Non Current 37 23 20 17 33 28 20 28 Total Assets $1,626 $1,146 $898 $919 $932 $1,014 $851 $808 Current Liabilities $762 $673 $478 $524 $509 $605 $478 $449 Debt 186 176 138 96 99 97 125 122 Other Liabilities 54 47 43 40 44 35 31 30 Total Liabilities $1,002 $896 $659 $660 $652 $737 $633 $601 Equity 624 250 239 259 281 277 218 207 Total Liabilities & Equity $1,626 $1,146 $898 $919 $932 $1,014 $851 $808 18

Reconciliation of GAAP to non-GAAP (Operating income, operating margin, and income from continuing operations; amounts in thousands) Q208 Q308 Q408 Q109 GAAP operating income (loss) $8,568 $18,264 $ (318,110) $1,218 Non-GAAP adjustments: Stock based compensation 1,772 1,574 1,566 1,685 Dangaard Telecom integration costs — - — -Goodwill impairment charge — - 325,947 -Impairment of long-lived assets — - — -Amortization 4,710 4,553 3,936 3,648 Restructuring charge 2,969 795 6,059 5,086 As-adjusted (non-GAAP) operating income $18,019 $25,186 $19,398 $11,637 GAAP operating margin 0.8% 1.6% -27.3% 0. Impact of above adjustments on operating margin 0.8% 0.6% 28.9% 1. As-adjusted (non-GAAP) operating margin 1.6% 2.2% 1.7% 1. GAAP income (loss) from continuing operations $4,393 $8,548 $ (340,824) $ (2,126) Non-GAAP adjustments to operating income : 9,451 6,922 337,508 10,419 Additional non-GAAP adjustments to income from continuing operations: Gain on indemnification settlement — - — -Income tax impact of the above (2,465) (2,122) (3,784) (3,104) Discrete income tax items — - 18,015 -As-adjusted (non-GAAP) income from continuing operations $11,379 $13,348 $10,915 $5,189 19

Reconciliation of GAAP to non-GAAP (income from continuing operations per diluted share and weighted average shares outstanding — diluted; amounts in thousands, except per share data) Q208 Q308 Q408 Income (Loss) from continuing operations per diluted share $0.05 $0.11 $ (4.32) $ Impact of non-GAAP adjustments on income from continuing operations per diluted share 0.09 0.05 4.45 As-adjusted (non-GAAP) income from continuing operations per diluted share $0.14 $0.16 $0.13 $ Weighted average shares outstanding — diluted 81,445 81,250 78,905 Shares presumed to be repurchased under the U.S. GAAP treasury stock method related to stock based compensation expense 825 1,118 671 Shares excluded from earnings per share calculation as they are anti-dilutive to earings per share — - 2,318 As-adjusted (non-GAAP) weighted average shares outstanding — diluted 82,270 82,368 81,894 20

Brightpoint The Global Leader Providing Unique Supply Chain Solutions to the Wireless Industry NASDAQ-GS Ticker: CELL